Exhibit 10.7

                                ESCROW AGREEMENT

      Walter G. Mize, Field Street Baptist Church, Christian Heritage Foundation, Adam Mize, Mary Catherine Hicks, The Cody Trust and The Hunter Trust (collectively, the "Selling Shareholders"), Lothian Oil, Inc., a Delaware corporation ("Purchaser"), and Community Bank ("Escrow Agent") together agree as follows:

                                    RECITALS

      A. On this date the Selling Shareholders and the Purchaser entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") pursuant to which the Selling Shareholders agreed to sell a total of 8,000,000 shares of the Common Stock (the "Selling Shareholders' Common Stock") of United Heritage Corporation (the "Company") to the Purchaser at a price of $1.331375 per share for a total of $10,651,000.

      B. The Purchaser and the Selling Shareholders wish to appoint the Escrow Agent as their agent to assist with the purchase and sale of the Selling Shareholder's Common Stock, in accordance with the terms of this Escrow Agreement.

      Therefore, the Selling Shareholders, the Purchaser and the Escrow Agent agree as follows:

                                    AGREEMENT

      1. Appointment. The Selling Shareholders and the Purchaser hereby appoint the Escrow Agent to serve as Escrow Agent for the purposes set forth herein and the Escrow Agent hereby accepts the appointment.

      2. Deposits by the Purchaser for the benefit of the Selling Shareholders. Upon the consummation of the transactions contemplated by the Securities Purchase Agreement, the Purchaser shall deposit with the Escrow Agent good and immediately available funds totaling $3,500,000 (the "Escrow Deposit"). Escrow Agent will place the Escrow Deposit into an interest bearing account, with interest accruing thereon for the benefit of the Purchaser.

      3. Close of Escrow. The Escrow Agent shall disburse the Escrow Deposit upon receipt of a written instruction signed by Walter G. Mize, as agent for the Selling Shareholders, and the Purchaser. The written instruction shall authorize the Escrow Agent to accept a separate instruction, signed only by Walter G. Mize as agent for the Selling Shareholders, detailing the amounts to be disbursed to each of the Selling Shareholders (the "Separate Instruction"). Walter G. Mize shall be solely responsible for the content of the Separate Instruction, and neither the Purchaser nor the Escrow Agent shall incur any liability relating thereto. Walter G. Mize agrees to indemnify and hold harmless the Purchaser and the Escrow Agent, and their officers, directors, employees and agents, from and against any and all liabilities, losses, claims, costs, expenses, damages and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to such liabilities, losses, claims, costs, expenses, damages and judgments) that relate to the action taken with respect to the Separate Instruction.

      4. Term. The term of this Agreement shall continue until the Escrow Agent makes the transfers required by paragraph 3 above, provided, however, that this Agreement shall terminate no later than January 31, 2006 unless the Escrow Agent receives a written instruction executed by the Selling Shareholders and the Purchaser extending the term of this Agreement and the Escrow Agent's duties hereunder to another date.

      5. Escrow Agent's Costs and Fees. Costs incurred and fees charged by the Escrow Agent shall be paid one-half by the Selling Shareholders and one-half by the Purchaser. The Escrow Agent shall provide, in writing, a good-faith estimate of its costs and fees to the Selling Shareholders and the Purchaser upon the execution of this Agreement.

      6. Escrow Agent's Responsibility. The parties agree to provide to the Escrow Agent all information necessary to facilitate the administration of this Agreement and the Escrow Agent may rely upon any representation so made. Nothing contained in this Agreement shall be construed to impose on the Escrow Agent the duties of trustee for any party hereto or to impose on the Escrow Agent any duties or obligations other than those for which there is an express provision herein. For all purposes connected herewith the Escrow Agent shall be entitled to assume that the parties hereto are fully authorized and empowered, without affecting the rights of any third parties, to appoint the Escrow Agent as the Escrow Agent in accordance with the terms and provisions hereof.

      7. Limitations on Liability. It is understood that the Escrow Agent shall incur no liability, except for acts of gross negligence or willful misconduct. None of the provisions hereof shall be construed so as to require the Escrow Agent to expend or risk any of its own funds or otherwise incur any liability in the performance of its duties under this Agreement. The Escrow Agent shall incur no liability if it becomes illegal or impossible to carry out any of the provisions herein. The Escrow Agent shall not be required to take or be bound by notice of default of any person, or to take any action with respect to such default involving any expense or liability, unless written notice of such default is given to the Escrow Agent by the undersigned or any of them, and unless the Escrow Agent is indemnified in a manner satisfactory to it against such expense or liability. The Escrow Agent shall not be liable to any party hereto in acting upon any written notice, request, waiver, consent, receipt or other paper or document believed by the Escrow Agent to be signed by the proper party or parties. The Escrow Agent will be entitled to treat as genuine and as the document it purports to be any letter, paper, fax or other document furnished or caused to be furnished to the Escrow Agent. The Escrow Agent shall have no liability with respect to any good faith action taken or allowed by it hereunder, except for acts of gross negligence or willful misconduct. The Escrow Agent shall not be liable for any error of judgment or for any act done or step taken or omitted by it in good faith or for any mistake of fact or law, except for acts of gross negligence or willful misconduct, or for anything which it may do or refrain from doing in connection herewith, and the Escrow Agent shall have no duties to anyone except those signing this Agreement. The Escrow Agent may consult with legal counsel in the event of any dispute or questions as to the interpretation or construction of this Agreement or the Escrow Agent's duties hereunder. In addition, the Escrow Agent shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions


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

of counsel, except for acts of gross negligence or willful misconduct. In the event of any disagreement between the undersigned or any person or persons named in this Agreement, and any other person, resulting in adverse claims and demands being made in connection with or for any money involved herein or effected hereby, the Escrow Agent shall be entitled at its option to refuse to comply with any such claims or demands, so long as such disagreement shall continue, and in so doing the Escrow Agent shall not be or become liable for damages or interest to the undersigned or any of them, or to any person named in this Agreement, for its refusal to comply with such conflicting or adverse demands and the Escrow Agent shall be entitled to continue so to refrain and refuse so to act until (i) the rights of the adverse claimants have been finally adjudicated in a court or by arbitration as set forth below assuming and having jurisdiction of the parties and the property involved herein and affected hereby; or (ii) all differences have been adjudicated by agreement and the Escrow Agent has been notified thereof in writing by all of the persons interested.

      8. Indemnification. In consideration of Escrow Agent agreeing to act as an escrow agent pursuant to the terms and conditions of the Escrow Agreement, all parties to this Agreement do hereby agree to indemnify Escrow Agent, its officers, directors, agents, and employees, defend and hold the same harmless for and against any and all claims, liability, actions, losses, costs, damages or expenses, including attorneys' fees and expenses, which Escrow Agent may sustain or incur, directly or indirectly, by reason of, or in consequence of, Escrow Agent's acting or failing to act as escrow agent.

      9. Resignation of the Escrow Agent. The Escrow Agent reserves the right to resign as the Escrow Agent at any time by giving 30 business days written notice thereof to all parties at the last known address. Upon notice or resignation by the Escrow Agent, the undersigned agree that the Escrow Agent may deliver any property or documents that it holds to the replacement escrow agent. If no notice is promptly received from the undersigned and the replacement Escrow Agent, the Escrow Agent may petition any court of competent jurisdiction for disposition of the property or documents and the Escrow Agent shall thereby be released from any and all responsibility and liability to the parties hereto.

      10. Disputes. If at any time a dispute shall exist as to the duty of the Escrow Agent under the terms hereof or if the property or documents deposited hereunder are not withdrawn on or before the termination or expiration of this Agreement, the Escrow Agent may deposit the property or documents with the Clerk of the State District Court in Johnson County, Texas and may interplead the parties hereto. Upon so depositing such property or documents and filing its complaint in interpleader, the Escrow Agent shall be released from all liability under the terms hereof as to the property or documents so deposited and reimbursed for all expenses, including attorney fees. The parties hereto for themselves consent and agree to the jurisdiction of said Court, and do hereby appoint the Clerk of the said Court as their agent for the service of all process in connection with the proceedings mentioned in this paragraph.

      11. Governing Law and Captions. This Agreement shall be governed and interpreted by the laws of the State of Texas. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect the construction or effect of this Agreement.


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

      12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      13. Amendments, Modifications, etc. This Agreement may be amended, modified, superseded or canceled only by a written instrument executed by the Issuer, the Selling Shareholders and the Purchaser and consented to in writing by the Escrow Agent. Any of the terms and conditions hereof may be waived only by a written instrument executed by the party waiving compliance therewith. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect such party's right at a later time to enforce the same. No waiver by any party of any condition or of the breach of any terms of this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or breach of any other term of this Agreement.

      14. Notices. All notices hereunder shall be made in writing to the parties at the addresses listed below (or at such other address as shall be provided pursuant to a written notice given in compliance with this paragraph 14) by mail with postage paid and certified or registered or by facsimile or delivery via courier to the respective parties. Mailed notices shall be deemed to be delivered three days following the date of such mailing. Facsimile transmissions shall be deemed to be delivered on the date of the transmission, so long as a receipt confirming that the transmission was successful is received. Notices delivered by courier shall be deemed to be received on the date of delivery by the courier service.

                           Selling Shareholders:

                           2 North Caddo Street
                           Cleburne, Texas 76033
                           Attn.:  Walter Mize
                           Facsimile: (817) 641-3683

                           Purchaser:

                           Lothian Oil Inc.
                           500 5th Avenue, Suite 2600
                           New York, New York 10110
                           Attn.:  Ken Levy, President
                           Facsimile:  (212) 391-8588



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

      15. Entire Agreement. This Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the subject matter hereof and contains all of the covenants and agreements between the parties. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding on either party.

                      SIGNATURES APPEAR ON FOLLOWING PAGES


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

Dated:  October 7, 2005
                                       Community Bank
                                       (Escrow Agent)

                                       By: /s/ Jimmy Campbell
                                           -------------------------------------


                                       Selling Shareholders

                                       /s/ Walter G. Mize
                                       -----------------------------------------
                                       Walter G. Mize



                                       Field Street Baptist Church

                                       By:/s/ Walter G. Mize
                                          --------------------------------------



                                       Christian Heritage Foundation

                                       By:/s/ Walter G. Mize
                                          --------------------------------------



                                       /s/ Walter G. Mize
                                       -----------------------------------------
                                       Adam Mize



                                       /s/ Walter G. Mize
                                       -----------------------------------------
                                       Mary Catherine Hicks



                                       The Cody Trust

                                       By:/s/ Walter G. Mize
                                          --------------------------------------



                                       The Hunter Trust

                                       By:/s/ Walter G. Mize
                                          --------------------------------------


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

                                       Walter G. Mize,
                                       as agent for the Selling Shareholders

                                       /s/ Walter G. Mize
                                       -----------------------------------------
                                       Walter G. Mize


                                       Lothian Oil Inc.


                                       By: /s/ Kenneth Levy, CEO
                                          --------------------------------------
                                        Ken Levy, Chief Executive Officer

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